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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report, dated February 2, 1995, with respect to the financial statements of Polaris Industries Inc. and the schedule included in the annual report on Form 10-K for the year ended December 31, 1994.



                                       /s/ McGladrey & Pullen, LLP
                                           McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
March 23, 1995